Other Current Liabilities	12 Months Ended
Dec. 31, 2025
Other Current Liabilities [Abstract]
Other current liabilities

Note 9. Other current liabilities

At December 31, 2025 and 2024, other current liabilities consisted of the following:

	As of December 31,
	2025	2024
Accrued expenses	$636,194	$793,873
Advance from customers	174,822	147,849
Other payables	2,210,718	2,727,401
	$3,021,734	$3,669,123

Accrued expenses mainly relate to staff-related expenses and audit fee as of December 31, 2025 and 2024, respectively.

Advance payments from customers primarily refer to the prepayment made by customers for goods before their delivery. This arrangement involves customers paying upfront, ensuring a commitment to the purchase prior to receiving the products.

Other payables mainly include outstanding amounts owed to various non-trade vendors, storage deposit receivable from customers and value added tax (“VAT”) payables as of December 31, 2025 and 2024, respectively.